===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

         (Mark One)
             [X] Filed by the Registrant
             [ ] Filed by a Party other than the Registrant

         Check the appropriate box:

             [ ]   Preliminary Proxy Statement
             [ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
             [X]   Definitive Proxy Statement
             [ ]   Definitive Additional Materials
             [ ]   Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule
                   240.14a-12


                             USINTERNETWORKING, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

             [X]   No fee required
             [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)
                   (4) and 0-11
                   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION
                   APPLIES:_______________________.
                   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION
                   APPLIES:_______________________.
                   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
                   COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:_______________.
                   (Set forth the amount on which the filing fee is calculated and state how it was determined.)

                   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:___________.
                   TOTAL FEE PAID:____________________.
             [ ]   Fee paid previously with preliminary materials
             [ ]   Check box if any part of the fee is offset as provided by
                   Exchange Act
                   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                   AMOUNT PREVIOUSLY PAID:________________________.
                   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:____________.
                   FILING PARTY:____________________.
                   DATE FILED:______________________.

===============================================================================

                 [LOGO OF USINTERNETWORKING, INC. APPEARS HERE]
                             USINTERNETWORKING, INC.
                                  One USI Plaza
                         Annapolis, Maryland 21401-7478

                                                               January 4, 2000

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders of USINTERNETWORKING, INC. (the "Company"), to be held at One USI Plaza, Annapolis, Maryland, on January 14, 2000, at 9:00 a.m.

         At the Special Meeting you will be asked to vote to increase the authorized number of shares of the Company's Common Stock from 75,000,000 to 450,000,000. The proposed increase is intended to ensure that an adequate number of authorized shares of Common Stock will be available to the Company, if and when needed, for any lawful purpose.

         The Company's Board of Directors has approved the proposed amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock and recommends that you vote FOR the approval of such proposal.

         The accompanying material contains the Notice of Special Meeting, the Proxy Statement, which includes information about the matter to be acted upon at the Special Meeting, and the related proxy card.

         It is important that your shares be represented at the meeting, whether or not you attend the Special Meeting in person. I urge you to sign and date the enclosed proxy card and return it promptly in the enclosed envelope.



                                               Very truly yours,

                                               USINTERNETWORKING, INC.

                                               /s/ Christopher R. McCleary

                                               Christopher R. McCleary
                                               Chairman of the Board and Chief
                                               Executive Officer

                 [LOGO OF USINTERNETWORKING, INC. APPEARS HERE]
                             USINTERNETWORKING, INC.
                                  One USI Plaza
                         Annapolis, Maryland 21401-7478


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To be held January 14, 2000


To the Stockholders of
USINTERNETWORKING, INC.

         Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of USINTERNETWORKING, INC. (the "Company") will be held at One USI Plaza, Annapolis, Maryland, on January 14, 2000 at 9:00 a.m. for the following purposes:

         1. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 75,000,000 to 450,000,000; and

         2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the attached Proxy Statement.

         Only stockholders of record at the close of business on December 28, 1999 are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at One USI Plaza, Annapolis, Maryland, during ordinary business hours for the ten-day period prior to the Special Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    /s/ Christopher R. McCleary

                                    Christopher R. McCleary
                                    Chairman of the Board
                                    and Chief Executive Officer


Annapolis, Maryland
January 4, 2000


                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                             USINTERNETWORKING, INC
                                  One USI Plaza
                         Annapolis, Maryland 21401-7478

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                           To be held January 14, 2000

         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of USINTERNETWORKING, INC., a Delaware corporation (the "Company"), for a Special Meeting of Stockholders (the "Special Meeting") to be held at the Company's principal executive offices located at One USI Plaza, Annapolis, Maryland, on January 14, 2000, at 9:00 a.m., and at any adjournment or postponement of the Special Meeting. By executing and returning the enclosed proxy, you authorize the persons named therein to represent you and vote your shares at the Special Meeting, and at any adjournments or postponements thereof, in accordance with your instructions. Those persons may also vote your shares to adjourn or postpone the Special Meeting from time to time. A proxy may be revoked at any time before it is voted by voting in person at the Special Meeting, by the execution and delivery of a revised proxy bearing a later date, or by a written notice of revocation sent to the Secretary of the Company at the address set forth above that is received prior to the Special Meeting.

         These proxy materials were first mailed to the Company's stockholders on or about January 4 1999.

         All share numbers provided in this Proxy Statement have been adjusted to reflect the 3-for-2 stock split of the Company's Common Stock effected by means of a stock dividend which was distributed on December 17, 1999.

                               PURPOSE OF MEETING

         The purpose of the Special Meeting and the specific proposal to be considered and acted upon at the Special Meeting is summarized in the accompanying Notice of Special Meeting of Stockholders. The proposal is described in more detail in this Proxy Statement.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         The Company's Common Stock is the only type of security entitled to vote at the Special Meeting. On December 28, 1999, the record date for determination of stockholders entitled to vote at the Special Meeting, there were 61,162,176 shares of Common Stock outstanding. Each stockholder of record on December 28, 1999 is entitled to one vote for each share of Common Stock held by such stockholder on December 28, 1999. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUORUM REQUIRED

         The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

         Approval of an amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 75,000,000 to 450,000,000 requires the affirmative vote of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Special Meeting.

PROXIES

         Whether or not you are able to attend the Company's Special Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. IN THE EVENT NO DIRECTIONS ARE SPECIFIED, SUCH PROXIES WILL BE VOTED FOR THE PROPOSAL AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. You may also revoke or change your proxy at any time before the Special Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Special Meeting. You may also automatically revoke your proxy by attending the Special Meeting and voting in person. All shares represented by a valid proxy received prior to the Special Meeting will be voted.

SOLICITATION OF PROXIES

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Proxies may be solicited by directors and regular officers and employees of the Company by means of a personal interview, telephone or telegram.

                             PRINCIPAL STOCKHOLDERS

The table below sets forth, as of November 30, 1999, information with respect to the beneficial ownership of our common stock by (1) each person who we know to be the beneficial owner of more than 5% of our outstanding common stock; (2) each of the directors and our Chief Executive Officer and each of the other executive officers of USI who earned more than $100,000, in salary and bonus, for all services rendered in all capacities during the fiscal year ended December 31, 1998 (the "Named Executive Officers") individually; and (3) all directors and executive officers as a group. Except as otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned. The address of each executive officer and director is c/o USINTERNETWORKING, INC., One USI Plaza, Annapolis, MD 21401-7478.





                     NAMED EXECUTIVE OFFICERS                                 NUMBER OF SHARES                  PERCENTAGE OF
                           AND DIRECTORS                                  BENEFICIALLY OWNED(1)(2)             OWNERSHIP(1)(2)
                           --------------                                 ------------------------            -----------------
EXECUTIVE OFFICERS
Christopher R. McCleary(3).......................................                 2,508,927                           4.11%
Stephen E. McManus...............................................                   750,000                           1.23
Jeffery L. McKnight(4)...........................................                   562,500                             *
DIRECTORS
R. Dean Meiszer(5)...............................................                   712,096                           1.17
Ray A. Rothrock(6)...............................................                 4,016,961                           6.56
Frank A. Adams(7)................................................                12,529,102                          20.31
William F. Earthman(8)...........................................                 2,124,639                           3.48
John H. Wyant(9).................................................                 5,725,528                           9.33
Benjamin Diesbach(10)............................................                    11,250                             *
David J. Poulin(11)..............................................                    11,250                             *
Michael C. Brooks(12)............................................                 8,934,196                          14.64
Joseph Zell(13)..................................................                         0                             *
Cathy M. Brienza(14).............................................                 2,237,764                           3.67
All Executive Officers and Directors as a group (16 persons).....                41,690,213                          68.00
BENEFICIAL OWNERS OF 5% OR MORE OF THE
OUTSTANDING COMMON STOCK OF USI
Blue Chip Group(15)..............................................                 5,714,278                           9.31
c/o Blue Chip Venture Company, Ltd.
2000 PNC Center
201 East Fifth Street
Cincinnati, Ohio 45202




Grotech Capital Group(16)........................................                12,517,852                         20.30%
9690 Deereco Road, Suite 800
Timonium, Maryland 21093

Venrock Group(17)................................................                 4,005,711                          6.54
c/o Venrock Associates
Room 5506
30 Rockefeller Plaza
New York, New York 10112

Whitney Group(18)................................................                 8,928,571                         14.63
c/o J.H. Whitney & Co.
177 Broad Street
Stamford, CT 06901

U S WEST Communications, Inc.(19)................................                 4,788,918                          7.83
1801 California Street
Denver, Colorado 80202


-----------

*        Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except where community property laws apply or as indicated in the footnotes of this table, to our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by the stockholder. The number of shares beneficially owned by a person includes shares of common stock subject to options and warrants held by that person that are currently exercisable within 60 days of November 30, 1999. Shares issuable pursuant to options and warrants are deemed outstanding for computing the percentage ownership of the person holding the options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2) For purposes of this table, the number of shares of common stock outstanding is deemed to be 61,033,471. For purposes of calculating the percentage beneficially owned by any person, shares of common stock issuable to such person upon the exercise of any options or warrants exercisable within 60 days of November 30, 1999 are also assumed to be outstanding.

(3) Includes 446,427 shares of common stock held by The Christopher R. McCleary Childrens' Trust I of which Christopher McCleary is grantor.

(4) Includes options to purchase 562,500 shares of common stock exercisable within 60 days of November 30, 1999.

(5) Includes 678,346 shares of common stock owned by USI Partners, Ltd. Mr. Meiszer is a general partner of USI Partners, Ltd. Mr. Meiszer disclaims beneficial ownership in the common stock except to the extent of his general partner interest in USI Partners, Ltd. Also includes options to purchase 11,250 shares of common stock and warrants to purchase 22,250 shares of common stock each exercisable within 60 days of November 30, 1999.

(6) Includes 1,648,437 shares of common stock owned by Venrock Associates and 2,159,596 shares of common stock owned by Venrock Associates II, L.P. Mr. Rothrock is a general partner of Venrock Associates and Venrock Associates II, L.P. and as such shares voting and investment power with other general partners. Mr. Rothrock disclaims beneficial ownership in the common stock except to the extent of his general partner interests in Venrock Associates and Venrock Associates II, L.P. Also includes options to purchase 11,250 shares of common stock and warrants to purchase 197,677 shares of common stock each exercisable within 60 days of November 30, 1999.

(7) Includes 4,151,785 shares of common stock owned by Grotech Partners IV, L.P. and 7,723,212 shares of common stock owned by Grotech Partners V L.P. Mr. Adams is a member of the general partner of Grotech Partners IV L.P. and Grotech Partners V, L.P. and as such shares voting and investment power with other members of the general partner. Mr. Adams disclaims beneficial ownership of the shares owned by Grotech Partners IV L.P. and Grotech Partners V L.P. Also includes options to purchase 11,250 shares of common stock and warrants to purchase 642,855 shares of common stock each exercisable within 60 days of November 30, 1999.

(8) Includes 1,124,998 shares of common stock owned by Southern Venture Fund SBIC, L.P. and 964,284 shares of common stock owned by Southern Venture Fund II, L.P. Mr. Earthman is a general partner of both Southern Venture Fund SBIC, L.P. and Southern Venture Fund II, L.P. and as such shares voting and investment power. Mr. Earthman disclaims beneficial ownership in the shares owned by Southern Venture Fund

    SBIC, L.P. and Southern Venture Fund II, L.P., except to the extent of his interests in the general partnerships of Southern Venture Fund SBIC, L.P. and Southern Venture Fund II, L.P. Also includes options to purchase 11,250 shares of common stock and warrants to purchase 241,066 shares of common stock each exercisable within 60 days of November 30, 1999. Southern Venture Fund SBIC, L.P. and Southern Venture Fund II, L.P. are part of an affiliated group of investment partnerships and are collectively referred to as the Massey Burch Group.

(9) Includes 4,583,931 shares of common stock owned by Blue Chip Capital Fund II Limited Partnership and 808,921 shares of common stock owned by Miami Valley Venture Fund L.P. Mr. Wyant is the founder and president of Blue Chip Venture Co., which manages both Blue Chip Capital Fund II Limited Partnership and Miami Valley Venture Fund L.P. Mr. Wyant disclaims beneficial ownership of the shares owned by Blue Chip Capital Fund II Limited Partnership and Miami Valley Venture Fund L.P. Also includes options to purchase 11,250 shares of common stock or warrants to purchase 321,426 shares of common stock each exercisable within 60 days of November 30, 1999.

(10) Includes options to purchase 11,250 shares of common stock exercisable within 60 days of November 30, 1999.

(11) Includes options to purchase 11,250 shares of common stock exercisable within 60 days of November 30, 1999.

(12) Includes 8,718,448 shares of common stock owned by J.H. Whitney III, L.P. and 210,084 shares of common stock owned by Whitney Strategic Partners III, L.P. Mr. Brooks is a general partner of J.H. Whitney & Co. and a Managing Member of J.H. Whitney Equity Partners III, L.L.C. which is the general partner of J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P. Mr. Brooks disclaims beneficial ownership of the shares owned by J.H. Whitney III, L.P and Whitney Strategic Partners III, L.P. Also includes options to purchase 5,625 shares of common stock exercisable within 60 days of November 30, 1999.

(13) Mr. Zell transferred options to purchase 11,250 shares of common stock which he received under our option plan to U S WEST. U S WEST policy prevents Mr. Zell from exercising these options for his own benefit.

(14) Includes 2,232,139 shares of common stock owned by Waller-Sutton Media Partners, L.P. Ms. Brienza is a member of Waller-Sutton Media, L.L.C. the general partner of Waller-Sutton Media Partners, L.P. Ms. Brienza disclaims beneficial ownership of the shares held by Waller-Sutton Media Partners, L.P. Also includes options to purchase 5,625 shares of common stock exercisable within 60 days of November 30, 1999.

(15) Includes 4,583,931 shares of common stock owned by Blue Chip Capital Fund II Limited Partnership and 808,921 shares of common stock owned by Miami Valley Venture Fund, L.P. Blue Chip Capital Fund II Limited Partnership and Miami Valley Venture Fund, L.P. are part of an affiliated group of investment partnerships commonly controlled by Blue Chip Venture Company and are collectively referred to as the Blue Chip Group. Also includes warrants to purchase 321,426 shares of common stock exercisable within 60 days of November 30, 1999.

(16) Includes 4,151,758 shares of common stock owned by Grotech Partners IV, L.P. and 5,148,808 shares of Common Stock owned by Grotech Partners V, L.P.,Grotech Partners IV, L.P. and Grotech Partners V, L.P. are part of an affiliated group of investment partnerships commonly controlled by Grotech Capital Group and are collectively referred to as the Grotech Capital Group. Also includes warrants to purchase 642,855 shares of common stock exercisable within 60 days of November 30, 1999.

(17) Includes 1,648,437 shares of common stock owned by Venrock Associates and 2,159,596 shares of common stock owned by Venrock Associates II, L.P., Venrock Associates and Venrock Associates II, L.P. are affiliated entities collectively referred to as the Venrock Group. Also includes warrants to purchase 197,677 shares of common stock within 60 days of November 30, 1999.

(18) Includes 8,718,488 shares of common stock owned by J.H. Whitney III, L.P. and 140,056 shares of common stock owned by Whitney Strategic Partners III, L.P., J.H. Whitney III, L.P and Whitney Strategic Partners III, L.P. are affiliated entities collectively referred to as the Whitney Group.

(19) Includes warrants to purchase 152,677 shares of common stock and options to purchase 5,625 shares of common stock exercisable within 60 days of November 30,1999.

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

         The present capital structure of the Company authorizes 75,000,000 shares of Common Stock. It also authorizes 1,000,000 shares of Preferred Stock, which is presently undesignated and which may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. The Board of Directors believes that this capital structure is inadequate for the future needs of the Company. Therefore, the Board of Directors has approved the amendment of the Company's Second Amended and Restated Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 75,000,000 to 450,000,000 shares. No change is proposed to be made with respect to the number of authorized shares of Preferred Stock. The Board of Directors believes that a capital structure consisting of 450,000,000 authorized shares of Common Stock and 1,000,000 authorized shares of Preferred Stock more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. On December 28, 1999, 61,162,176 shares of Common Stock and no shares of Preferred Stock were outstanding. The proposed amendment of the Certificate was approved by the Board on December 21, 1999, subject to stockholder approval at the Special Meeting.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

         After reserving shares for issuance upon conversion of the Company's 7% Convertible Subordinated Notes due 2004 issued in the fourth quarter of 1999 and effecting the 3-for-2 stock split by means of a stock dividend completed by the Company on December 17, 1999, the Company has what the Board of Directors considers to be an insufficient number of authorized but unissued shares of Common Stock available for future issue. Authorizing an additional 375,000,000 shares of Common Stock would give the Board of Directors the authority to issue such Common Stock from time to time as the Board of Directors deems necessary, without further action of the stockholders, unless such stockholder action is specifically required by applicable laws or the rules of The Nasdaq National Market or any stock exchange on which the Company's securities may then be listed. The Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes, including:

     -    stock splits, dividends or distributions;

     - issuances under the Company's equity compensation plans-- the Board of Directors recently approved an increase in the number of shares available for issuance under the Company's 1998 Stock Option Plan and an increase in the number of authorized shares is necessary to allow grants under the plan;

     - equity financings-- the Company may in the near term seek to raise additional capital by selling and issuing shares of its Common Stock as dictated by prevailing market conditions or the Company's capital needs, and the Board of Directors believes it prudent to have shares available for such issuances on an as-needed basis, without the delay inherent in seeking stockholder approval for a specific transaction; and

     - acquisition transactions-- the Company may make future acquisitions and may use its capital stock as currency in such acquisitions if appropriate opportunities arise.

         The Board of Directors has not irrevocably committed the Company to issue shares of common stock for any of the foregoing purposes. However, the Company, in consultation with its financial advisors, constantly monitors conditions in the equity capital markets, and, assuming that the proposal to increase the number of authorized shares of common stock is approved and that the then prevailing market conditions are favorable, the Company may shortly after the Special Meeting seek to raise additional capital through the issuance of common stock. Furthermore, it is likely that the Company will in the ordinary course of business continue to make grants under its 1998 Stock Option Plan. Finally, the Company is also considering whether, in light of trading prices for the Company's common stock, it would be appropriate in the near term to effect an additional stock split by means of a stock dividend. Except as described above, the Company has no plans or proposals with respect to issuances of the additional shares of common stock that may be authorized at the Special Meeting.

         The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

         Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the Company's outstanding voting shares is required for approval of the amendment to the Certificate. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. If this proposal is approved at the Special Meeting, the proposed amendment would become effective upon filing a certificate of amendment to the Certificate with the Secretary of State of Delaware, which filing is expected to take place shortly after such stockholder approval.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR this amendment to the Certificate.

                                  OTHER MATTERS

         The Company is not aware of any business to be acted upon at the Special Meeting other than that which is described in this Proxy Statement. However, if other matters do properly come before the Special Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in USINTERNETWORKING's proxy statement for next year's annual meeting, the written proposal must be received by USINTERNETWORKING no later than January 5, 2000. Any such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

                                      BY ORDER OF THE BOARD OF DIRECTORS,

                                      /s/ Christopher R. McCleary

                                      Christopher R. McCleary
                                      Chairman of the Board
                                      and Chief Executive Officer

Annapolis, Maryland
January 4, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER.



                       PROXY USINTERNETWORKING, INC. PROXY
                 One USI Plaza, Annapolis, Maryland, 21401-7478

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF USINTERNETWORKING, INC.
       FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 14, 2000


         This undersigned holder of Common Stock, par value $0.001, of USINTERNETWORKING, INC. (the "Company") hereby appoints Christopher R. McCleary and Harold C. Teubner, Jr. or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at a Special Meeting of Stockholders (the
"Special Meeting") to be held on January 14, 2000 at 9:00 a.m. local time, at the Company's principal executive offices located at One USI Plaza, Annapolis, Maryland, and at any adjournments or postponements of the Special Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

         This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the adoption of the proposal to amend the Second Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 75 million shares to 450 million shares and in the discretion of the proxies as to any other matters that may properly come before the meeting. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSED AMENDMENT TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED
RETURN ENVELOPE. If you receive more than one proxy card, please sign and return
ALL cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


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                                    (Reverse)
                             USINTERNETWORKING, INC.

1. To approve the amendment to the Company's Second Amended and Restated
Certificate of Incorporation as set forth in the accompanying Proxy Statement.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Special
Meeting of Stockholders and Proxy Statement.

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
Signature:                     Signature (if held jointly):                      Date:
          --------------------                             ---------------------      -----------------------

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.